Exhibit 99.1

FOR IMMEDIATE RELEASE July 19, 2022

For more information

Trisha Voltz Carlson, EVP, Investor Relations Manager

504.299.5208 or trisha.carlson@hancockwhitney.com

Hancock Whitney reports second quarter 2022 EPS of $1.38

GULFPORT, Miss. (July 19, 2022) — Hancock Whitney Corporation (Nasdaq: HWC) today announced its financial results for the second quarter of 2022. Net income for the second quarter of 2022 totaled $121.4 million, or $1.38 per diluted common share (EPS), compared to $123.5 million, or $1.40 per diluted common share, in the first quarter of 2022. The company reported net income for the second quarter of 2021 of $88.7 million, or $1.00 per diluted common share. The second quarter of 2022 did not include any nonoperating items, while the second quarter of 2021 included $42.2 million, or $0.37 per share after tax, of net nonperating expenses.

Second Quarter 2022 Highlights

•
Pre-provision net revenue (PPNR) totaled $146.9 million, up $12.4 million, or 9%, linked-quarter
•
Core loan growth of $706.2 million, or 13% linked-quarter annualized (LQA), more than offset the impact of $183.5 million in PPP loan forgiveness, leading to an overall increase in total loans of $522.7 million
•
Nonperforming loans and criticized commercial loans remain at historically low levels
•
ACL coverage remained strong at 1.55%
•
Deposits decreased $633.3 million, or 8% LQA
•
NIM improved 23 basis points (bps) to 3.04%
•
CET1 ratio estimated at 11.06%, down 6 bps; TCE ratio 7.21%, up 6 bps
•
Achieved 55% efficiency ratio target (54.95%)

“Today’s results reflect another solid quarter and the early achievement of our target efficiency ratio of 55%,” said John M. Hairston, President and CEO. “As expected, upward rate movement was a tailwind and helped us achieve our efficiency target sooner than expected. Earning assets repriced our NIM back over 3% in the quarter, and we anticipate additional widening in the second half of this year. Loan growth exceeded our expectations, and we were able to deploy excess liquidity via organic growth. We observed an expected runoff in deposits due primarily to seasonality, spending of federal grant funds, with modest pressure from competitive rates, however, the mix remained favorable with almost half in DDAs. Pre-provision, net revenue (PPNR) was up $12 million in the quarter as improvement in net interest income and fees offset an expected increase in expenses. Credit continued improvement and ratios remain at historically low levels, with criticized and nonperforming loans declining and net recoveries in the quarter. Capital remains solid and we believe we are positioned well in today’s uncertain macro environment.”

Loans

Total loans were $21.8 billion at June 30, 2022, up $522.7 million from March 31, 2022. Core loans increased $706.2 million, up 13% LQA, from March 31, 2022, more than offsetting the impact of $183.5 million in PPP loan forgiveness. Improving line utilization contributed to loan growth in all markets across our footprint. Healthcare, C&I, real estate and mortgage were the main drivers within our lines of business, while indirect lending continues to amortize. Approximately $150 million of the loan growth during the quarter came from new bankers in expansion markets within our footprint, such as Beaumont, Dallas, San Antonio (TX) and Jackson (MS). Average loans totaled $21.7 billion for the second quarter of 2022, up $535.5 million, or 3%, linked-quarter.

Our guidance for the year of 6%-8% core growth in 2022 is unchanged, with a bias towards the upper end of the range. We expect loan growth to moderate in the third quarter of 2022 with a rebound towards the end of the year.

Deposits

Total deposits at June 30, 2022 were $29.9 billion, down $633.3 million, or 2%, from March 31, 2022. During the quarter, seasonal tax outflows in public funds, consumer clients tax payments, liquidity spending and moving for higher rates, and commercial clients converting cash on their balance sheet into working capital were primary drivers of the decrease.

DDAs totaled $14.7 billion at June 30, 2022, down $300.3 million, or 2%, from March 31, 2022 and comprised almost half (49%) of total period-end deposits. Interest-bearing transaction and savings deposits totaled $11.3 billion at the end of the second quarter of 2022, a decrease of $126.7 million, or 1%, linked-quarter. Compared to March 31, 2022, time deposits of $972.2 million were down $75.6 million, or 7%. Interest-bearing public fund deposits decreased $130.6 million, or 4%, linked-quarter, ending June 30, 2022 at $2.9 billion.

Average deposits for the second quarter of 2022 were $30.0 billion, down $49.9 million, or less than 1%, linked-quarter. Management expects 2022 period-end deposit levels to remain flat to slightly down compared to year-end 2021.

Asset Quality

The total allowance for credit losses (ACL) was $339.5 million at June 30, 2022, down $9.1 million from March 31, 2022. During the second quarter of 2022, the company recorded a negative provision for credit losses of $9.8 million, compared to a negative provision of $22.5 million in the first quarter of 2022. There were $0.7 million of net recoveries in the second quarter of 2022, or (0.01%) of average total loans on an annualized basis, compared to net charge-offs of $0.3 million, or 0.01% of average total loans in the first quarter of 2022. The ratio of ACL to period-end loans was 1.55% (1.56% excluding PPP loans) at June 30, 2022, compared to 1.63% (1.66% excluding PPP loans) at March 31, 2022.

The company’s overall asset quality metrics continued to improve and currently sit at historically low levels, with commercial criticized and total nonperforming loans down slightly, linked-quarter. Nonperforming assets (NPAs) totaled $44.0 million at June 30, 2022, down $7.7 million, or 15%, from March 31, 2022. During the second quarter of 2022, total nonperforming loans decreased

$4.8 million, or 11%, while ORE and foreclosed assets were down $2.9 million, or 45% linked-quarter. Nonperforming assets as a percent of total loans, ORE and other foreclosed assets was 0.20% at June 30, 2022, down 4 bps from March 31, 2022.

Net Interest Income and Net Interest Margin (NIM)

Net interest income (TE) for the second quarter of 2022 was $248.3 million, an increase of $17.3 million, or 7%, from the first quarter of 2022.

The net interest margin (NIM) (TE) was 3.04% in the second quarter of 2022, an increase of 23 bps linked-quarter. Changes related to recent Fed increase in rates and a shift in the mix of earning assets led to a 27 basis point improvement, slightly offset by the impact from the forgiveness of $183.5 million in PPP loans (-2 bps) and change in cost of deposits (-2 bps). Additional NIM detail and guidance can be found in the second quarter earnings investor deck.

Average earning assets were $32.8 billion for the second quarter of 2022, down $421.1 million, or 1%, from the first quarter of 2022.

Noninterest Income

Noninterest income totaled $85.7 million for the second quarter of 2022, up $2.2 million, or 3%, from the first quarter of 2022.

Service charges on deposits were down $1.2 million, or 5%, from the first quarter of 2022. The decline in service charges is related to lower net nonsufficient funds (NSF) and overdraft (OD) fees.

Bankcard and ATM fees were up $1.5 million, or 7%, from the first quarter of 2022. Investment and annuity income and insurance fees were up $0.6 million, or 8%, linked-quarter. Trust fees were up $2.0 million, or 13% linked-quarter.

Fees from secondary mortgage operations totaled $3.0 million for the second quarter of 2022, down $0.8 million, or 20%, linked-quarter. Management expects the lower level of secondary mortgage fees to continue as rates continue to rise.

Other noninterest income totaled $15.0 million, virtually unchanged from the first quarter of 2022.

Noninterest Expense & Taxes

Noninterest expense totaled $187.1 million, up $7.2 million, or 4% linked-quarter.

Personnel expense totaled $115.2 million in the second quarter of 2022, up $7.8 million, or 7%, linked-quarter. The increase was due to annual merit raises and higher incentive pay, coupled with an increase in associate headcount, an additional workday in the quarter and continued inflationary pressures.

Occupancy and equipment expense totaled $16.9 million in the second quarter of 2022, up $0.4 million, or 2%, from the first quarter of 2022. Amortization of intangibles totaled $3.6 million for the second quarter of 2022, down $0.2 million, or 4%, linked-quarter.

Gains on sales of ORE and other foreclosed assets exceeded expenses by $88 thousand in the second quarter of 2022, and $1.8 million in the first quarter of 2022. Other operating expense totaled $51.5 million in the second quarter of 2022, down $2.5 million, or 5%, linked-quarter.

The effective income tax rate for second quarter 2022 was 21.2%.

Capital

Common stockholders’ equity at June 30, 2022 totaled $3.3 billion, down $101.2 million, or 3%, from March 31, 2022. The tangible common equity (TCE) ratio was 7.21%, up 6 bps from March 31, 2022. The company’s CET1 ratio is estimated to be 11.06% at June 30, 2022, down 6 bps linked-quarter. During the second quarter of 2022, the company repurchased 804,368 shares of its common stock at an average price of $47.21 per share. This stock repurchase is part of the Board authorization to repurchase up to 4,338,000 shares of the company’s common stock, set to expire December 31, 2022. To-date the company has repurchased 1,604,244 shares under this authorization.

Conference Call and Slide Presentation

Management will host a conference call for analysts and investors at 4:00 p.m. Central Time on Tuesday, July 19, 2022 to review these results. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock Whitney’s website at investors.hancockwhitney.com. A link to the release with additional financial tables, and a link to a slide presentation related to second quarter results are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial 844-200-6205 or 646-904-5544, access code 357079.

An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through July 26, 2022 by dialing 866-813-9403 or 929-458-6194, access code 467005.

About Hancock Whitney

Since the late 1800s, Hancock Whitney has embodied core values of Honor & Integrity, Strength & Stability, Commitment to Service, Teamwork, and Personal Responsibility. Hancock Whitney offices and financial centers in Mississippi, Alabama, Florida, Louisiana, and Texas offer comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; certain insurance services; and mortgage services. The company also operates a loan production office in Nashville, Tennessee. More information is available at www.hancockwhitney.com.

Non-GAAP Financial Measures

This news release includes non-GAAP financial measures to describe Hancock Whitney’s performance. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. The reconciliations of those measures to GAAP measures are provided either in the financial tables or in Appendix A thereto.

Consistent with the provisions of subpart 229.1400 of the Securities and Exchange Commission’s Regulation S-K, “Disclosures by Bank and Savings and Loan Registrants,” the company presents net interest income, net interest margin and efficiency ratios on a fully taxable equivalent (“TE”) basis. The TE basis adjusts for the tax-favored status of net interest income from certain loans and investments using the statutory federal tax rate to increase tax-exempt interest income to a taxable equivalent basis. The company believes this measure to be the preferred industry measurement of net interest income and it enhances comparability of net interest income arising from taxable and tax-exempt sources.

The company presents certain additional non-GAAP financial measures to assist the reader with a better understanding of the company’s performance period over period, as well as to provide investors with assistance in understanding the success management has experienced in executing its strategic initiatives. These non-GAAP measures may reference the concept “operating.” The company uses the term “operating” to describe a financial measure that excludes income or expense considered to be nonoperating in nature. Items identified as nonoperating are those that, when excluded from a reported financial measure, provide management or the reader with a measure that may be more indicative of forward-looking trends in the company’s business.

Important Cautionary Statement about Forward-Looking Statements

This news release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, loan growth expectations, management’s predictions about charge-offs for loans, the impact of the COVID-19 pandemic on the economy and our operations, the impacts related to Russia’s military action in Ukraine, Federal Reserve action with respect to interest rates, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the ongoing impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the referenced rate reform, deposit trends, credit quality trends, the impact of natural or man-made disasters, the impact of PPP loans and forgiveness on our results, changes in interest rates, inflation, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns.

In addition, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in other periodic reports that we file with the SEC.

HANCOCK WHITNEY CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended			Six Months Ended
(dollars and common share data in thousands, except per share amounts)	6/30/2022	3/31/2022	6/30/2021	6/30/2022	6/30/2021
NET INCOME
Net interest income	$245,732	$228,463	$234,643	$474,195	$469,230
Net interest income (TE) (a)	248,317	231,008	237,497	479,325	475,006
Provision for credit losses	(9,761)	(22,527)	(17,229)	(32,288)	(22,140)
Noninterest income	85,653	83,432	94,272	169,085	181,361
Noninterest expense	187,097	179,939	236,770	367,036	429,842
Income tax expense	32,614	31,005	20,656	63,619	46,999
Net income	$121,435	$123,478	$88,718	$244,913	$195,890
For informational purposes - included above, pre-tax
Nonoperating item included in noninterest income:
Gain on sale of Mastercard Class B common stock	$—	$—	$2,800	$—	$2,800
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	40,812	—	40,812
Loss on redemption of subordinated notes	—	—	4,165	—	4,165
PERIOD-END BALANCE SHEET DATA
Loans	$21,846,068	$21,323,341	$21,148,530	$21,846,068	$21,148,530
Securities	8,531,393	8,481,095	8,633,133	8,531,393	8,633,133
Earning assets	31,292,910	32,997,323	32,075,450	31,292,910	32,075,450
Total assets	34,637,525	36,317,291	35,098,709	34,637,525	35,098,709
Noninterest-bearing deposits	14,676,342	14,976,670	13,406,385	14,676,342	13,406,385
Total deposits	29,866,432	30,499,709	29,273,107	29,866,432	29,273,107
Common stockholders' equity	3,349,723	3,450,951	3,562,901	3,349,723	3,562,901
AVERAGE BALANCE SHEET DATA
Loans	$21,657,528	$21,122,038	$21,388,814	$21,391,262	$21,566,071
Securities (b)	8,979,364	8,687,758	8,194,812	8,834,367	7,833,682
Earning assets	32,780,813	33,201,926	32,195,515	32,990,206	31,608,834
Total assets	35,380,247	36,003,803	35,165,684	35,690,303	34,624,947
Noninterest-bearing deposits	14,655,800	14,363,324	13,237,796	14,510,370	12,808,401
Total deposits	29,979,940	30,029,793	29,228,809	30,004,728	28,686,797
Common stockholders' equity	3,383,789	3,607,061	3,488,592	3,494,809	3,465,159
COMMON SHARE DATA
Earnings per share - diluted	$1.38	$1.40	$1.00	$2.78	$2.20
Cash dividends per share	0.27	0.27	0.27	0.54	0.54
Book value per share (period-end)	39.08	39.91	41.03	39.08	41.03
Tangible book value per share (period-end)	28.37	29.25	30.27	28.37	30.27
Weighted average number of shares - diluted	86,354	86,936	86,990	86,654	86,932
Period-end number of shares	85,714	86,460	86,847	85,714	86,847
Market data
High sales price	$53.15	$59.82	$50.69	$59.82	$50.69
Low sales price	42.61	50.25	40.25	42.61	32.52
Period-end closing price	44.33	52.15	44.44	44.33	44.44
Trading volume	27,493	29,005	25,570	56,498	54,533
PERFORMANCE RATIOS
Return on average assets	1.38%	1.39%	1.01%	1.38%	1.14%
Return on average common equity	14.39%	13.88%	10.20%	14.13%	11.40%
Return on average tangible common equity	19.77%	18.66%	13.94%	19.20%	15.63%
Tangible common equity ratio (c)	7.21%	7.15%	7.70%	7.21%	7.70%
Net interest margin (TE)	3.04%	2.81%	2.96%	2.92%	3.02%
Noninterest income as a percent of total revenue (TE)	25.65%	26.53%	28.41%	26.08%	27.63%
Efficiency ratio (d)	54.95%	56.03%	57.01%	55.47%	57.56%
Average loan/deposit ratio	72.24%	70.34%	73.18%	71.29%	75.18%
Allowance for loan losses as a percentage of period-end loans	1.41%	1.49%	1.89%	1.41%	1.89%
Allowance for credit losses as a percent of period-end loans (e)	1.55%	1.63%	2.03%	1.55%	2.03%
Annualized net charge-offs to average loans	(0.01)%	0.01%	0.20%	(0.00)%	0.27%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	680.97%	640.81%	415.00%	680.97%	415.00%
FTE headcount	3,594	3,543	3,626	3,594	3,626
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended
(dollars and common share data in thousands, except per share amounts)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
NET INCOME
Net interest income	$245,732	$228,463	$229,296	$234,709	$234,643
Net interest income (TE) (a)	248,317	231,008	231,931	237,477	237,497
Provision for credit losses	(9,761)	(22,527)	(28,399)	(26,955)	(17,229)
Noninterest income	85,653	83,432	89,612	93,361	94,272
Noninterest expense	187,097	179,939	182,462	194,703	236,770
Income tax expense	32,614	31,005	27,102	30,740	20,656
Net income	$121,435	$123,478	$137,743	$129,582	$88,718
For informational purposes - included above, pre-tax
Nonoperating item included in noninterest income:
Gain on hurricane-related insurance settlement	$—	$—	$3,600	$—	$—
Gain on sale of Hancock Horizon Funds	—	—	—	4,576	—
Gain on sale of Mastercard Class B common stock	—	—	—	—	2,800
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	(649)	(1,867)	40,812
Hurricane related expenses	—	—	(680)	5,092	—
Loss on redemption of subordinated notes	—	—	—	—	4,165
PERIOD-END BALANCE SHEET DATA
Loans	$21,846,068	$21,323,341	$21,134,282	$20,886,015	$21,148,530
Securities	8,531,393	8,481,095	8,552,449	8,308,622	8,633,133
Earning assets	31,292,910	32,997,323	33,610,435	32,348,036	32,075,450
Total assets	34,637,525	36,317,291	36,531,205	35,318,308	35,098,709
Noninterest-bearing deposits	14,676,342	14,976,670	14,392,808	13,653,376	13,406,385
Total deposits	29,866,432	30,499,709	30,465,897	29,208,157	29,273,107
Common stockholders' equity	3,349,723	3,450,951	3,670,352	3,629,766	3,562,901
AVERAGE BALANCE SHEET DATA
Loans	$21,657,528	$21,122,038	$20,770,130	$20,941,173	$21,388,814
Securities (b)	8,979,364	8,687,758	8,378,258	8,368,824	8,194,812
Earning assets	32,780,813	33,201,926	32,913,659	32,097,381	32,195,515
Total assets	35,380,247	36,003,803	35,829,027	35,207,960	35,165,684
Noninterest-bearing deposits	14,655,800	14,363,324	14,126,335	13,535,961	13,237,796
Total deposits	29,979,940	30,029,793	29,750,665	29,237,306	29,228,809
Common stockholders' equity	3,383,789	3,607,061	3,642,003	3,606,087	3,488,592
COMMON SHARE DATA
Earnings per share - diluted	$1.38	$1.40	$1.55	$1.46	$1.00
Cash dividends per share	0.27	0.27	0.27	0.27	0.27
Book value per share (period-end)	39.08	39.91	42.31	41.81	41.03
Tangible book value per share (period-end)	28.37	29.25	31.64	31.10	30.27
Weighted average number of shares - diluted	86,354	86,936	87,132	87,006	86,990
Period-end number of shares	85,714	86,460	86,749	86,823	86,847
Market data
High sales price	$53.15	$59.82	$53.61	$48.19	$50.69
Low sales price	42.61	50.25	45.06	39.07	40.25
Period-end closing price	44.33	52.15	50.02	47.12	44.44
Trading volume	27,493	29,005	23,889	22,482	25,570
PERFORMANCE RATIOS
Return on average assets	1.38%	1.39%	1.53%	1.46%	1.01%
Return on average common equity	14.39%	13.88%	15.00%	14.26%	10.20%
Return on average tangible common equity	19.77%	18.66%	20.13%	19.22%	13.94%
Tangible common equity ratio (c)	7.21%	7.15%	7.71%	7.85%	7.70%
Net interest margin (TE)	3.04%	2.81%	2.80%	2.94%	2.96%
Noninterest income as a percentage of total revenue (TE)	25.65%	26.53%	27.87%	28.22%	28.41%
Efficiency ratio (d)	54.95%	56.03%	56.57%	57.44%	57.01%
Average loan/deposit ratio	72.24%	70.34%	69.81%	71.62%	73.18%
Allowance for loan losses as a percentage of period-end loans	1.41%	1.49%	1.62%	1.78%	1.89%
Allowance for credit losses as a percentage of period-end loans (e)	1.55%	1.63%	1.76%	1.92%	2.03%
Annualized net charge-offs to average loans	(0.01)%	0.01%	0.01%	0.03%	0.20%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	680.97%	640.81%	527.59%	506.17%	415.00%
FTE headcount	3,594	3,543	3,486	3,429	3,626
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended			Six Months Ended
(dollars in thousands, except per share data)	6/30/2022	3/31/2022	6/30/2021	6/30/2022	6/30/2021
NET INCOME
Interest income	$254,864	$236,786	$248,300	$491,650	$499,085
Interest income (TE) (f)	257,449	239,331	251,154	496,780	504,861
Interest expense	9,132	8,323	13,657	17,455	29,855
Net interest income (TE)	248,317	231,008	237,497	479,325	475,006
Provision for credit losses	(9,761)	(22,527)	(17,229)	(32,288)	(22,140)
Noninterest income	85,653	83,432	94,272	169,085	181,361
Noninterest expense	187,097	179,939	236,770	367,036	429,842
Income before income taxes	154,049	154,483	109,374	308,532	242,889
Income tax expense	32,614	31,005	20,656	63,619	46,999
Net income	$121,435	$123,478	$88,718	$244,913	$195,890
For informational purposes - included above, pre-tax
Nonoperating item included in noninterest income:
Gain on sale of Mastercard Class B common stock	$—	$—	$2,800	$—	$2,800
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	40,812	—	40,812
Loss on redemption of subordinated notes	—	—	4,165	—	4,165
NONINTEREST INCOME
Service charges on deposit accounts	$20,495	$21,674	$19,381	$42,169	$38,527
Trust fees	17,309	15,279	16,307	32,588	31,310
Bank card and ATM fees	21,870	20,396	20,483	42,266	38,603
Investment and annuity fees and insurance commissions	8,001	7,427	7,331	15,428	14,789
Secondary mortgage market operations	2,990	3,746	12,556	6,736	24,266
Other income	14,988	14,910	18,214	29,898	33,866
Total noninterest income	$85,653	$83,432	$94,272	$169,085	$181,361
NONINTEREST EXPENSE
Personnel expense	$115,170	$107,396	$142,654	$222,566	$262,269
Net occupancy and equipment expense	16,928	16,547	17,347	33,475	35,038
Other real estate and foreclosed assets income, net	(88)	(1,764)	(86)	(1,852)	(80)
Other expense	51,501	54,012	72,610	105,513	123,951
Amortization of intangibles	3,586	3,748	4,245	7,334	8,664
Total noninterest expense	$187,097	$179,939	$236,770	$367,036	$429,842
COMMON SHARE DATA
Earnings per share:
Basic	$1.39	$1.40	$1.00	$2.79	$2.21
Diluted	1.38	1.40	1.00	2.78	2.20

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended
(in thousands, except per share data)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
NET INCOME
Interest income	$254,864	$236,786	$238,756	$244,417	$248,300
Interest income (TE) (f)	257,449	239,331	241,391	247,185	251,154
Interest expense	9,132	8,323	9,460	9,708	13,657
Net interest income (TE)	248,317	231,008	231,931	237,477	237,497
Provision for credit losses	(9,761)	(22,527)	(28,399)	(26,955)	(17,229)
Noninterest income	85,653	83,432	89,612	93,361	94,272
Noninterest expense	187,097	179,939	182,462	194,703	236,770
Income before income taxes	154,049	154,483	164,845	160,322	109,374
Income tax expense	32,614	31,005	27,102	30,740	20,656
Net income	$121,435	$123,478	$137,743	$129,582	$88,718
For informational purposes - included above, pre-tax
Nonoperating item included in noninterest income:
Gain on hurricane-related insurance settlement	$—	$—	$3,600	$—	$—
Gain on sale of Hancock Horizon Funds	—	—	—	4,576	—
Gain on sale of Mastercard Class B common stock	—	—	—	—	2,800
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	(649)	(1,867)	40,812
Hurricane related expenses	—	—	(680)	5,092	—
Loss on redemption of subordinated notes	—	—	—	—	4,165
NONINTEREST INCOME
Service charges on deposit accounts	$20,495	$21,674	$21,346	$21,159	$19,381
Trust fees	17,309	15,279	15,547	16,041	16,307
Bank card and ATM fees	21,870	20,396	20,638	19,833	20,483
Investment and annuity fees and insurance commissions	8,001	7,427	7,546	7,167	7,331
Secondary mortgage market operations	2,990	3,746	5,456	6,972	12,556
Other income	14,988	14,910	19,079	22,189	18,214
Total noninterest income	$85,653	$83,432	$89,612	$93,361	$94,272
NONINTEREST EXPENSE
Personnel expense	$115,170	$107,396	$108,128	$111,978	$142,654
Net occupancy and equipment expense	16,928	16,547	16,047	16,868	17,347
Other real estate and foreclosed assets expense (income), net	(88)	(1,764)	246	(376)	(86)
Other expense	51,501	54,012	54,122	62,151	72,610
Amortization of intangibles	3,586	3,748	3,919	4,082	4,245
Total noninterest expense	$187,097	$179,939	$182,462	$194,703	$236,770
COMMON SHARE DATA
Earnings per share:
Basic	$1.39	$1.40	$1.56	$1.46	$1.00
Diluted	1.38	1.40	1.55	1.46	1.00

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
PERIOD-END BALANCE SHEET
(Unaudited)

(dollars in thousands)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
ASSETS
Commercial non-real estate loans	$9,645,092	$9,584,480	$9,612,460	$9,416,990	$9,532,710
Commercial real estate - owner occupied loans	2,964,474	2,868,233	2,821,246	2,812,926	2,809,868
Total commercial and industrial loans	12,609,566	12,452,713	12,433,706	12,229,916	12,342,578
Commercial real estate - income producing loans	3,641,243	3,563,299	3,464,626	3,467,939	3,419,028
Construction and land development loans	1,408,727	1,286,655	1,228,670	1,213,991	1,295,036
Residential mortgage loans	2,615,807	2,462,900	2,423,890	2,351,053	2,412,459
Consumer loans	1,570,725	1,557,774	1,583,390	1,623,116	1,679,429
Total loans	21,846,068	21,323,341	21,134,282	20,886,015	21,148,530
Loans held for sale	44,253	59,877	93,069	90,618	90,002
Securities	8,531,393	8,481,095	8,552,449	8,308,622	8,633,133
Short-term investments	871,196	3,133,010	3,830,635	3,062,781	2,203,785
Earning assets	31,292,910	32,997,323	33,610,435	32,348,036	32,075,450
Allowance for loan losses	(308,175)	(317,843)	(342,065)	(371,521)	(399,668)
Goodwill and other intangible assets	918,345	921,932	925,679	929,599	933,681
Other assets	2,734,445	2,715,879	2,337,156	2,412,194	2,489,246
Total assets	$34,637,525	$36,317,291	$36,531,205	$35,318,308	$35,098,709
LIABILITIES
Noninterest-bearing deposits	$14,676,342	$14,976,670	$14,392,808	$13,653,376	$13,406,385
Interest-bearing transaction and savings deposits	11,334,253	11,460,993	11,649,855	11,291,878	11,308,744
Interest-bearing public fund deposits	2,883,664	3,014,307	3,294,607	3,055,388	3,206,799
Time deposits	972,173	1,047,739	1,128,627	1,207,515	1,351,179
Total interest-bearing deposits	15,190,090	15,523,039	16,073,089	15,554,781	15,866,722
Total deposits	29,866,432	30,499,709	30,465,897	29,208,157	29,273,107
Short-term borrowings	630,011	1,620,302	1,665,061	1,745,228	1,516,508
Long-term debt	240,091	240,454	244,220	248,011	248,052
Other liabilities	551,268	505,875	485,675	487,146	498,141
Total liabilities	31,287,802	32,866,340	32,860,853	31,688,542	31,535,808
COMMON STOCKHOLDERS' EQUITY
Common stock net of treasury and capital surplus	2,020,411	2,051,534	2,065,214	2,084,387	2,080,486
Retained earnings	1,856,489	1,758,693	1,659,073	1,545,181	1,439,553
Accumulated other comprehensive income (loss)	(527,177)	(359,276)	(53,935)	198	42,862
Total common stockholders' equity	3,349,723	3,450,951	3,670,352	3,629,766	3,562,901
Total liabilities & stockholders' equity	$34,637,525	$36,317,291	$36,531,205	$35,318,308	$35,098,709
For informational purposes only - included above
SBA Paycheck Protection Program (PPP) loans	$151,315	$334,828	$531,059	$935,330	$1,417,523
CAPITAL RATIOS
Tangible common equity	$2,431,378	$2,529,019	$2,744,673	$2,700,167	$2,629,220
Tier 1 capital (g)	3,033,760	2,963,501	2,890,770	2,799,037	2,692,065
Common equity as a percentage of total assets	9.67%	9.50%	10.05%	10.28%	10.15%
Tangible common equity ratio	7.21%	7.15%	7.71%	7.85%	7.70%
Leverage (Tier 1) ratio (g)	8.68%	8.38%	8.25%	8.15%	7.83%
Common equity tier 1 (CET1) ratio (g)	11.06%	11.12%	11.09%	11.17%	10.98%
Tier 1 risk-based capital ratio (g)	11.06%	11.12%	11.09%	11.17%	10.98%
Total risk-based capital ratio (g)	12.68%	12.82%	12.84%	13.06%	12.94%

(g) Estimated for most recent period-end. Regulatory capital ratios reflect the election to use the five-year transition rules for the adoption of ASC 326, commonly referred to as Current Expected Credit Loss, or CECL.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE SHEET
(Unaudited)

	Three Months Ended			Six Months Ended
(in thousands)	6/30/2022	3/31/2022	6/30/2021	6/30/2022	6/30/2021
ASSETS
Commercial non-real estate loans	$9,718,550	$9,497,772	$9,889,904	$9,608,771	$9,971,167
Commercial real estate - owner occupied loans	2,915,528	2,867,252	2,782,362	2,891,525	2,810,622
Total commercial and industrial loans	12,634,078	12,365,024	12,672,266	12,500,296	12,781,789
Commercial real estate - income producing loans	3,592,220	3,510,957	3,420,781	3,551,811	3,394,483
Construction and land development loans	1,335,755	1,243,314	1,140,065	1,289,789	1,107,137
Residential mortgage loans	2,534,600	2,441,359	2,442,956	2,488,238	2,521,289
Consumer loans	1,560,875	1,561,384	1,712,746	1,561,128	1,761,373
Total loans	21,657,528	21,122,038	21,388,814	21,391,262	21,566,071
Loans held for sale	48,099	64,271	89,638	56,140	100,634
Securities (h)	8,979,364	8,687,758	8,194,812	8,834,367	7,833,682
Short-term investments	2,095,822	3,327,859	2,522,251	2,708,437	2,108,447
Earning assets	32,780,813	33,201,926	32,195,515	32,990,206	31,608,834
Allowance for loan losses	(315,851)	(338,385)	(418,753)	(327,056)	(435,200)
Goodwill and other intangible assets	920,080	923,752	935,737	921,906	937,893
Other assets	1,995,205	2,216,510	2,453,185	2,105,247	2,513,420
Total assets	$35,380,247	$36,003,803	$35,165,684	$35,690,303	$34,624,947
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Noninterest-bearing deposits	$14,655,800	$14,363,324	$13,237,796	$14,510,370	$12,808,401
Interest-bearing transaction and savings deposits	11,412,944	11,423,421	11,315,790	11,418,153	11,057,326
Interest-bearing public fund deposits	2,906,018	3,154,540	3,208,718	3,029,592	3,209,891
Time deposits	1,005,178	1,088,508	1,466,505	1,046,613	1,611,179
Total interest-bearing deposits	15,324,140	15,666,469	15,991,013	15,494,358	15,878,396
Total deposits	29,979,940	30,029,793	29,228,809	30,004,728	28,686,797
Short-term borrowings	1,224,183	1,689,906	1,661,015	1,455,758	1,674,616
Long-term debt	240,322	241,828	371,892	241,071	384,243
Other liabilities	552,013	435,215	415,376	493,937	414,132
Common stockholders' equity	3,383,789	3,607,061	3,488,592	3,494,809	3,465,159
Total liabilities & stockholders' equity	$35,380,247	$36,003,803	$35,165,684	$35,690,303	$34,624,947
For informational purposes only - included above
SBA Paycheck Protection Program (PPP) loans	$231,133	$430,363	$2,043,032	$330,197	$2,116,748

(h) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Three Months Ended
	6/30/2022			3/31/2022			6/30/2021
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$17,562.0	$165.9	3.79%	$17,119.3	$150.3	3.56%	$17,233.1	$149.3	3.47%
Residential mortgage loans	2,534.6	21.1	3.33%	2,441.3	21.0	3.44%	2,443.0	23.9	3.92%
Consumer loans	1,560.9	19.6	5.03%	1,561.4	18.4	4.77%	1,712.7	21.0	4.92%
Loan fees & late charges	—	1.9	0.00%	—	4.4	0.00%	—	16.5	0.00%
Total loans (TE) (j) (k)	21,657.5	208.5	3.86%	21,122.0	194.1	3.72%	21,388.8	210.7	3.95%
Loans held for sale	48.1	0.4	3.69%	64.3	0.7	4.36%	89.6	0.6	2.90%
US Treasury and government agency securities	387.6	1.7	1.79%	397.8	1.6	1.64%	291.0	1.2	1.67%
CMOs and mortgage backed securities	7,658.2	36.3	1.90%	7,352.5	34.5	1.88%	6,961.4	31.0	1.78%
Municipals (TE)	912.4	6.8	2.96%	916.5	6.7	2.93%	930.1	6.8	2.94%
Other securities	21.2	0.2	3.34%	21.0	0.2	3.31%	12.3	0.1	3.64%
Total securities (TE) (l)	8,979.4	45.0	2.00%	8,687.8	43.0	1.98%	8,194.8	39.1	1.91%
Total short-term investments	2,095.8	3.5	0.67%	3,327.8	1.5	0.19%	2,522.3	0.7	0.11%
Average earning assets yield (TE)	$32,780.8	$257.4	3.15%	$33,201.9	$239.3	2.91%	$32,195.5	$251.1	3.13%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$11,412.9	$1.3	0.05%	$11,423.4	$1.1	0.04%	$11,315.8	$2.7	0.10%
Time deposits	1,005.2	0.4	0.15%	1,088.5	0.6	0.24%	1,466.5	1.7	0.47%
Public funds	2,906.0	3.3	0.46%	3,154.6	2.1	0.26%	3,208.7	2.6	0.33%
Total interest-bearing deposits	15,324.1	5.0	0.13%	15,666.5	3.8	0.10%	15,991.0	7.0	0.18%
Short-term borrowings	1,224.2	1.0	0.31%	1,689.9	1.4	0.34%	1,661.0	1.6	0.37%
Long-term debt	240.3	3.1	5.20%	241.8	3.1	5.17%	371.9	5.0	5.42%
Total borrowings	1,464.5	4.1	1.12%	1,931.7	4.5	0.95%	2,032.9	6.6	1.30%
Total interest-bearing liabilities cost	16,788.6	9.1	0.22%	17,598.2	8.3	0.19%	18,023.9	13.6	0.30%
Net interest-free funding sources	15,992.2			15,603.7			14,171.6
Total cost of funds	32,780.8	9.1	0.11%	33,201.9	8.3	0.10%	32,195.5	13.6	0.17%
Net Interest Spread (TE)		$248.3	2.93%		$231.0	2.72%		$237.5	2.82%
Net Interest Margin (TE)	$32,780.8	$248.3	3.04%	$33,201.9	$231.0	2.81%	$32,195.5	$237.5	2.96%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.

(k) Included in interest income is net purchase accounting accretion of $1.2 million, $1.5 million and $1.6 million for the three months ended June 30, 2022, March 31, 2022 and June 30, 2021, respectively.

(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Six months Ended
	6/30/2022			6/30/2021
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$17,341.9	$316.3	3.68%	$17,283.4	$305.1	3.56%
Residential mortgage loans	2,488.3	42.1	3.38%	2,521.3	48.6	3.85%
Consumer loans	1,561.1	37.9	4.90%	1,761.4	42.4	4.85%
Loan fees & late charges	—	6.3	0.00%	—	29.9	0.00%
Total loans (TE) (j) (k)	21,391.3	402.6	3.79%	21,566.1	426.0	3.98%
Loans held for sale	56.1	1.1	4.07%	100.6	1.3	2.63%
US Treasury and government agency securities	392.7	3.4	1.71%	253.0	2.2	1.71%
CMOs and mortgage backed securities	7,506.2	70.8	1.89%	6,636.5	60.4	1.82%
Municipals (TE)	914.4	13.5	2.95%	932.3	13.7	2.93%
Other securities	21.1	0.3	3.32%	11.9	0.2	3.85%
Total securities (TE) (l)	8,834.4	88.0	1.99%	7,833.7	76.5	1.95%
Total short-term investments	2,708.4	5.1	0.38%	2,108.4	1.1	0.10%
Average earning assets yield (TE)	$32,990.2	$496.8	3.03%	$31,608.8	$504.9	3.21%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$11,418.2	$2.5	0.04%	$11,057.3	$6.1	0.11%
Time deposits	1,046.6	1.0	0.20%	1,611.2	4.7	0.59%
Public funds	3,029.6	5.4	0.36%	3,209.9	5.5	0.34%
Total interest-bearing deposits	15,494.4	8.9	0.11%	15,878.4	16.3	0.21%
Short-term borrowings	1,455.8	2.4	0.33%	1,674.6	3.1	0.37%
Long-term debt	241.0	6.2	5.18%	384.2	10.5	5.45%
Total borrowings	1,696.8	8.6	1.02%	2,058.8	13.6	1.32%
Total interest-bearing liabilities cost	17,191.2	17.5	0.20%	17,937.2	29.9	0.33%
Net interest-free funding sources	15,799.0			13,671.6
Total cost of funds	32,990.2	17.5	0.11%	31,608.8	29.9	0.19%
Net Interest Spread (TE)		$479.3	2.82%		$475.0	2.88%
Net Interest Margin (TE)	$32,990.2	$479.3	2.92%	$31,608.8	$475.0	3.02%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.
(k) Included in interest income is net purchase accounting accretion of $2.7 million and $5.1 million for the six months ended June 30, 2022 and 2021, respectively.
(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
(dollars in thousands)	6/30/2022	3/31/2022	6/30/2021	6/30/2022	6/30/2021
Nonaccrual loans (m)	$38,066	$42,439	$83,551	$38,066	$83,551
Restructured loans - still accruing	2,492	2,903	3,830	2,492	3,830
Total nonperforming loans	40,558	45,342	87,381	40,558	87,381
ORE and foreclosed assets	3,467	6,345	10,201	3,467	10,201
Total nonperforming assets	$44,025	$51,687	$97,582	$44,025	$97,582
Nonperforming assets as a percentage of loans, ORE and foreclosed assets	0.20%	0.24%	0.46%	0.20%	0.46%
Accruing loans 90 days past due	$4,697	$4,258	$8,925	$4,697	$8,925
Accruing loans 90 days past due as a percentage of loans	0.02%	0.02%	0.04%	0.02%	0.04%
Nonperforming assets + accuring loans 90 days past due to loans, ORE and foreclosed assets	0.22%	0.26%	0.50%	0.22%	0.50%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for Loan Losses:
Beginning balance	$317,843	$342,065	$424,360	$342,065	$450,177
Provision for loan losses	(10,354)	(23,903)	(14,194)	(34,257)	(21,757)
Charge-offs	(5,975)	(5,385)	(15,822)	(11,360)	(37,926)
Recoveries	6,661	5,066	5,324	11,727	9,174
Net charge-offs	686	(319)	(10,498)	367	(28,752)
Ending Balance	$308,175	$317,843	$399,668	$308,175	$399,668
Reserve for Unfunded Lending Commitments:
Beginning balance	$30,710	$29,334	$32,559	$29,334	$29,907
Provision for losses on unfunded lending commitments	593	1,376	(3,035)	1,969	(383)
Ending balance	$31,303	$30,710	$29,524	$31,303	$29,524
Total Allowance for Credit Losses	$339,478	$348,553	$429,192	$339,478	$429,192
Total Provision for Credit Losses	$(9,761)	$(22,527)	$(17,229)	$(32,288)	$(22,140)
Allowance for loan losses as a percentage of period-end loans	1.41%	1.49%	1.89%	1.41%	1.89%
Allowance for credit losses as a percentage of period-end loans	1.55%	1.63%	2.03%	1.55%	2.03%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	680.97%	640.81%	415.00%	680.97%	415.00%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries):
Commercial & real estate loans	$(1,611)	$(814)	$9,257	$(2,425)	$25,463
Residential mortgage loans	(448)	(19)	(133)	(467)	(230)
Consumer loans	1,373	1,152	1,374	2,525	3,519
Total net charge-offs (recoveries)	$(686)	$319	$10,498	$(367)	$28,752
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	(0.04)%	(0.02)%	0.22%	(0.03)%	0.30%
Residential mortgage loans	(0.07)%	(0.00)%	(0.02)%	(0.04)%	(0.02)%
Consumer loans	0.35%	0.30%	0.32%	0.33%	0.40%
Total net charge-offs as a percentage of average loans	(0.01)%	0.01%	0.20%	(0.00)%	0.27%

(m) Included in nonaccrual loans are nonaccruing restructured loans totaling $3.2 million, $3.6 million and $6.8 million at June 30, 2022, March 31, 2022, and June 30, 2021, respectively.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended
(dollars in thousands)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Nonaccrual loans (m)	$38,066	$42,439	$55,523	$60,357	$83,551
Restructured loans - still accruing	2,492	2,903	3,788	3,071	3,830
Total nonperforming loans	40,558	45,342	59,311	63,428	87,381
ORE and foreclosed assets	3,467	6,345	7,533	8,423	10,201
Total nonperforming assets	$44,025	$51,687	$66,844	$71,851	$97,582
Nonperforming assets as a percentage of loans, ORE and foreclosed assets	0.20%	0.24%	0.32%	0.34%	0.46%
Accruing loans 90 days past due	$4,697	$4,258	$5,524	$9,970	$8,925
Accruing loans 90 days past due as a percentage of loans	0.02%	0.02%	0.03%	0.05%	0.04%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	0.22%	0.26%	0.34%	0.39%	0.50%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$308,175	$317,843	$342,065	$371,521	$399,668
Reserve for unfunded lending commitments	31,303	30,710	29,334	28,946	29,524
Total allowance for credit losses	$339,478	$348,553	$371,399	$400,467	$429,192
Total provision for credit losses	$(9,761)	$(22,527)	$(28,399)	$(26,955)	$(17,229)
Allowance for loan losses as a percentage of period-end loans	1.41%	1.49%	1.62%	1.78%	1.89%
Allowance for credit losses as a percentage of period-end loans	1.55%	1.63%	1.76%	1.92%	2.03%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	680.97%	640.81%	527.59%	506.17%	415.00%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries)
Commercial & real estate loans	$(1,611)	$(814)	$(502)	$536	$9,257
Residential mortgage loans	(448)	(19)	(31)	(485)	(133)
Consumer loans	1,373	1,152	1,202	1,719	1,374
Total net charge-offs	$(686)	$319	$669	$1,770	$10,498
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	(0.04)%	(0.02)%	(0.01)%	0.01%	0.22%
Residential mortgage loans	(0.07)%	(0.00)%	(0.01)%	(0.08)%	(0.02)%
Consumer loans	0.35%	0.30%	0.30%	0.41%	0.32%
Total net charge-offs as a percentage of average loans:	(0.01)%	0.01%	0.01%	0.03%	0.20%
AVERAGE LOANS
Commercial & real estate loans	$17,562,053	$17,119,295	$16,802,799	$16,918,343	$17,233,112
Residential mortgage loans	2,534,600	2,441,359	2,365,798	2,376,500	2,442,956
Consumer loans	1,560,875	1,561,384	1,601,533	1,646,330	1,712,746
Total average loans	$21,657,528	$21,122,038	$20,770,130	$20,941,173	$21,388,814

(m) Included in nonaccrual loans are nonaccruing restructured loans totaling $3.2 million, $3.6 million, $6.8 million, $7.2 million and $6.8 million at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively.

HANCOCK WHITNEY CORPORATION
Appendix A to the Earnings Release
Reconciliation of Non-GAAP Measure

OPERATING REVENUE (TE) AND OPERATING PRE-PROVISION NET REVENUE (TE)

	Three Months Ended					Six Months Ended
(in thousands)	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
Net interest income	$245,732	$228,463	$229,296	$234,709	$234,643	$474,195	$469,230
Noninterest income	85,653	83,432	89,612	93,361	94,272	169,085	181,361
Total revenue	331,385	311,895	318,908	328,070	328,915	643,280	650,591
Taxable equivalent adjustment (n)	2,585	2,545	2,635	2,768	2,854	5,130	5,776
Nonoperating revenue	—	—	(3,600)	(4,576)	(2,800)	—	(2,800)
Operating revenue (TE)	333,970	314,440	317,943	326,262	328,969	648,410	653,567
Noninterest expense	(187,097)	(179,939)	(182,462)	(194,703)	(236,770)	(367,036)	(429,842)
Nonoperating expense	—	—	(1,329)	3,225	44,977	—	44,977
Operating pre-provision net revenue (TE)	$146,873	$134,501	$134,152	$134,784	$137,176	$281,374	$268,702

(n) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.